THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Supplement Dated November 18, 2021

to the Prospectus of

Fixed and Variable Deferred Annuity Contracts

Equity Director dated May 2, 2016

This Supplement updates certain information in the Variable Account Options subsection of the Prospectus.

Effective November 1, 2021, a change of control occurred for Wells Fargo Asset Management, which includes Wells Capital Management Incorporated (“WellsCap”), the subadviser for VALIC Company I International Value Fund and Small Cap Special Values Fund. As part of the change of control transaction, WellsCap changed its name to Allspring Global Investments, LLC (“Allspring”). Accordingly, as it pertains to the Small Cap Special Values Fund, the Adviser/Sub-Adviser found in the list of Variable Account Options and corresponding Adviser/Sub-Advisers is deleted and replaced with the information below.

Variable Account Options	Adviser/Sub-Adviser
Small Cap Special Values Fund	Adviser: VALIC Sub-Adviser: Allspring Global Investments, LLC (“Allspring”)

Please keep this Supplement with your Prospectus.